EXHIBIT 10.13




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                            LANDMARK BANCSHARES, INC.

                             STOCK OPTION AGREEMENT
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This  Agreement  constitutes  the  award of STOCK  OPTIONS  for a total of 2,500 shares of Common Stock, par value $.10 per share, of Landmark Bancshares, Inc. (the "Corporation"), to Stephen H. Sundberg (the "Participant") on such terms and conditions as are set forth hereinafter.


     1.   Definitions. As used herein, the following definitions shall apply.

              "Award" means the grant by the Board of the Corporation of a Stock Option as detailed hereinafter.

              "Bank"  shall  mean   Landmark   Federal   Savings  Bank,  or  any
predecessor corporation thereto.

              "Board" shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

              "Committee" shall mean the Board or the Stock Option Committee which may be appointed by the Board from time to time.

              "Common Stock" shall mean common stock, par value $.010 per share, of the Corporation, or any successor or parent corporation thereto.

         "Corporation"  shall  mean  Landmark   Bancshares,   Inc.,  the  parent
corporation for the Bank, or any predecessor or parent thereof.

              "Director" shall mean a member of the Board of the Corporation, or any successor or parent corporation thereto.

              "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank of the Corporation from time to time.

              "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

              "Date of Grant" shall mean  April 27, 2000.

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              "Employee"  shall mean a person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation.

              "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

              "Option" or "Stock Option" shall mean an option to purchase Shares awarded herein which option is not intended to qualify under Section 422 of the Code.

              "Optioned Stock" shall mean Common Stock subject to an Option granted pursuant to the Agreement.

              "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

              "Participant" means     Stephen H. Sundberg    .

              "Share" shall mean one share of Common Stock.

              "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

     2. Option Price. The Option exercise price is $ 15.125 for each Share, representing 100% of the Fair Market Value of the Common Stock on the Date of Grant as determined by the Board of the Corporation.

     3.   Exerciseability of Options.

          (a)  Schedule  of   Exercise.   This  Option   shall  be   immediately
               exercisable as of the Date of Grant for a period of not more than ten years thereafter, as noted herein.

          (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

               (i) State the election to exercise the Option, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such Shares of common Stock is to be


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                    registered,  his address and Social  Security  Number (or if more than one, the names, addresses and Social Security Numbers of such person);

              (ii) Contain such representations and agreements as to the Participant's investment intent with respect to such shares of Common Stock as may be satisfactory to the corporation's counsel;

              (iii) Be signed by the person or persons entitled to exercise the
                    Option and, if the Option is being exercised by any person or persons other than the Participant, be accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Option; and

              (iv) Be in writing and delivered in person or by certified mail to the Treasurer of the Corporation.

Payment of the purchase price of any Shares with respect to which the Option is being exercised shall be by certified or bank cashier's or teller's check. The Certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

          (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Participant's exercise of this Option, the Corporation may require the person exercising this Option to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

     4. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of this Option shall be binding upon the executor, administrators, heirs, successors and assigns of the Participant.

     5. Six Month Holding Period. A total of six months must elapse between the Date of Grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

     6. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

          (a) Adjustment. Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of shares (whether by reason of

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               merger,   consolidation,   recapitalization,    reclassification,
               split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock ) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Corporation (other than Shares held by dissenting stockholders).

          (b) Change in Control. In the event of such a change in control or imminent change in control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Stock Option over the Option Price of such Shares, In exchange for the surrender of such Options by the Participant on that date in the event of a change in control or imminent change in control of the Corporation. For purposes of the Agreement, "change in control" shall mean: (i) the execution of an agreement for the sale of all or a material portion, of the assets of the Corporation; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or any merger or recapitalization whereby the Corporation is not the surviving entity; (iii) a change of control of the Corporation, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Corporation stock, or the purchase of shares of up to 25% of any class of securities of the Corporation by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. 574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of the Agreement, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Corporation. The decision of the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

          (c) ExtraordinaryCorporate Action. Subject to any required action by the stockholders of the Corporation, in the event of any change in control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                    (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the exercise price per Share of Common Stock, and the


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                         consideration   to  be  given   or    received  by  the
                         Corporation  upon  the  exercise  of   any  outstanding
                         Option;

                    (ii) cancel any or all previously granted Options,  provided
                         that   appropriate   consideration   is   paid  to  the
                         Participant in connection therewith; and/or

                    (iii)make such  other  adjustments  in  connection  with the
                         Agreement as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable.

     7.   Related Matters.

          (a) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Stock Option granted herein shall be made at the time of exercise of each such Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefore has been received by the Corporation, and no Participant shall have any of the rights of a stockholder of the Corporation until Share of Common Stock are issued to him.

          (b) Cashless Exercise. A Participant who has held a Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, a Participant gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option price and any applicable withholding taxes. If the Participant does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Corporation.

          (c) Transferability. Any Stock Option granted pursuant to the Agreement shall be exercised during a Participant's lifetime only by the Participant to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          (d) Effect of Termination of Employment or Service. Upon the termination of a Participant's employment or service with the Corporation or the Bank as a Director, Director Emeritus or Employee, the Participant may continue to exercise such Options for a period of six months from the date of termination of employment or service by the Participant, but not later than the date on which the Option would otherwise expire. Such Options of a deceased Participant may be exercised within two years from the date of his or her death, but not later than the date on which the Option would otherwise expire.

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          (e)  Change in Applicable  Law.  Notwithstanding  any other  provision contained in the Agreement, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Stock Option unlawful or subject the Corporation to any penalty, the Committee may restrict any such exercise without the consent of the Participant or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

          (f) Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Agreement unless the issuance and delivery of such Shares shall comply with all relevant provision of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

The inability of the Corporation to obtain from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares.

As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (g) Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Agreement any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the Exercise of an Option pursuant to the Agreement, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

          (h) Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, except to the extent that federal law shall be deemed to apply.

          (i) Administration. All decisions, determinations and interpretation of the Committee shall be final and conclusive on all persons affected thereby.

     8. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank or Parent which shall


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          acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank or Parent.

     9. Amendments. No amendments or additions to this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties, except as herein otherwise specifically provided.

     10.  Severability.  The  provisions  of  this  Agreement  shall  be  deemed severable and the invalidity or unenforceability of any provision shall not effect the validity or enforceability of the other provisions hereof.

     11. Entire Agreement. This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

This Agreement is hereby executed between the parties as of April 27 , 2000.


         LANDMARK BANCSHARES, INC.



         By:     ------------------------------------------------------

                     Larry Schugart



         Attest:
                 ------------------------------------------------------
                     Gary L. Watkins


         (SEAL)



         Accepted:
                   ----------------------------------------------------
                     Stephen H. Sundberg      (Participant)


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